Exhibit 99.1

NASDAQ: QRHC

JANUARY 2015

QUEST RESOURCE HOLDING CORPORATION

INVESTORS PRESENTATION

©2015 Quest Resource Holding Corporation.

SEC SAFE HABOR

This material may contain forward-looking statements that involve risks, uncertainties, and assumptions. If any such risks or uncertainties materialize or if any of the assumptions prove incorrect, the results of Quest Resource Holding Corporation could differ materially from the results expressed or implied by the forward-looking statements the company makes. All statements other than statements of historical fact could be deemed forward-looking statements, including the following: any projections of product or service availability, earnings, revenues, or other financial items; any statements regarding strategies or plans of management for future operations; any statements concerning new, planned, or upgraded services or developments; statements about current or future economic conditions; and any statements of belief.

The risks and uncertainties referred to above include, but are not limited to, risks associated with possible fluctuations in financial and operating results; rate of growth; interruptions or delays in service; breaches of security measures; the financial impact of any previous and future acquisitions; the nature of the company's business model; ability to continue to release, and gain customer acceptance of, new and improved versions of service; successful customer deployment and utilization of existing and future services; competition; the emerging markets in which the company operates; ability to hire, retain, and motivate employees and manage growth; changes in customer base; technological developments; regulatory developments; litigation related to intellectual property and other matters; and general developments in the economy, financial markets, and credit markets.

Further information on these and other factors that could affect financial results is included in the reports and in other filings the company makes with the Securities and Exchange Commission from time to time. These documents and others containing important disclosures are available in the Financial Information section of www.qrhc.com. Quest Resource Holding Corporation assumes no obligation and does not intend to update these forward-looking statements, except as required by law.

Any unreleased services or features referenced in this material, press releases, presentations, or public statements are not currently available and may not be delivered on time or at all. Customers who purchase Quest Resource Holding Corporation applications or services should make their purchase decisions based upon features that are currently available.

Certain information contained in this material is made available to Quest Resource Holding Corporation by third parties. Quest Resource Holding Corporation is not responsible for the content of any information made available to it by any third party. Quest Resource Holding Corporation disclaims any liability to any person for any delays, inaccuracies, errors, omissions, or defects in any such information or the transmission thereof, or for any actions taken by any person in reliance on such information or any damages arising from or relating to any use of such information.

Information prepared by Quest Resource Holding Corporation that is included in this material speaks only as of the date that it was prepared. This information may be incomplete or may have become out of date. Quest Resource Holding Corporation makes no commitment, and disclaims any duty, to update or revise such information.

©2015 Quest Resource Holding Corporation.

KEY FACTS

Trading Symbol (Nasdaq)	QRHC
Corporate Headquarters	Frisco, TX
Stock Price (52 Week Range)	$1.21 - $6.23
Shares Outstanding (December 31, 2014)	111.6 million
Diluted Shares	129.6 million
Market Capitalization (at $1.51 per share)	$168.5 million
Insider Ownership	77.2%
Cash on Hand*	$6.7 million
Long-term Debt* (principal)	$40,000
Revenue Run Rate (Q3-2014 Annualized)	$187.9 million
Full-Time Employees	100+
Fiscal Year End	December 31
Web Addresses	www.QRHC.com • www.questrmg.com www.earth911.com

*As of 9-30-2014

©2015 Quest Resource Holding Corporation.

INVESTMENT THESIS

Quest Resource Holding Corporation

- Recurring revenue from multi-year contracts, scalable allows for rapid growth (grew revenue run rate to $185mm over the past seven years)
- Asset-light business model requires minimal capital investment, with significant margin improvement potential through scale & optimization of platform
- One-stop shop recycling solution maximizes the value of recyclables, lowers costs, & reduces liability risk for our clients
- Manage integrated recycling solutions for some of the largest companies in the world at over 20,000 client locations every month - leverage a national footprint & sizable commodity
- Mega trends toward corporate responsibility & sustainability supports business & is complemented by owned social network & marketplace - Earth911.com

©2015 Quest Resource Holding Corporation.

CORPORATE OVERVIEW


QUEST RESOURCE HOLDING CORPORATION
Earth911®
Quest™
RESOURCE MANAGEMENT GROUP

Collectively, Quest Resource Holding Corporation's portfolio of sustainability companies covers the full spectrum of the recycling life cycle, providing innovative waste reduction and landfill diversion solutions for recycling and proper disposal of commercial and consumer waste streams.

©2015 Quest Resource Holding Corporation.

BUSINESS MODEL SCALABLE & COST EFFECTIVE

QUEST RESOURCE HOLDING CORPORATION

Quest's asset-light business model allows clients to leverage a single vendor for expert counsel and resource management services



QUEST INTEGRATES THE FULL SPECTRUM OF RESOURCE MANAGEMENT
ANALYSIS & PLANNING
PROCUREMENT & CONTRACTING
MANAGEMENT COMPANY
SUSTAINABILITY & COMPLIANCE

©2015 Quest Resource Holding Corporation.

MARKET OVERVIEW

OVERVIEW

- Comprehensive sustainability, recycling and waste management programs
- Maximize value of recyclables and lower costs
- Network of pre-approved collection and recycling companies
- Take advantage of regional marketplaces
- One point of contact for all service needs

INDUSTRIES SERVED

- Automotive • Industrial • Municipal • Fleet
- Hospitality • Foodservice • Healthcare
- Multi-family apartment • Office buildings

SOLUTIONS

- Used Oil/Used Oil Filters • Scrap Tires • Industrial Cleaning Hazardous Waste • Electronic Waste
- Universal Waste (Batteries, Mercury, Lights, etc.) • Parts Cleaners
- Plastics , Cardboard, and Glass • Cooking Oils and Grease Traps • Municipal Solid Waste
- Sustainability Strategic Planning • Carbon, Waste, Water Footprint Analysis
- Tracking And Reporting • LEED®, Green Globes • Energy Modeling

PROGRAM GOALS

- Maximize value of recyclable commodities • Environmental sustainability
- Liability protection and environmental compliance • Centralized point of contact
- Accurate tracking of clients' Key Performance Indicators

©2015 Quest Resource Holding Corporation.

QUEST RMG OPERATIONAL SNAPSHOT

QUEST RESOURCE HOLDING CORPORATION

BROAD COVERAGE

- All 50 states, Canada & Puerto Rico
- Manage over 20,000 customer locations every month
- Leverages over 3,500 permitted partners
  - 30,000 continuously trained professionals
  - 24,000 trucks
  - 600 recycling facilities
- Managed over 1.7 billion pounds of materials in 2013
- Over 60 LEED® certification, energy modeling & building commissioning projects completed


Quest
RESOURCE MANAGEMENT GROUP

CUSTOMER VALUE

- 98% of calls are answered in less than 10 seconds
- 95% average client satisfaction score
- Millions of square feet of green programs managed

©2015 Quest Resource Holding Corporation.

MARKET SHARE & OPPORTUNITY

Quest currently has a 5% market share of its initial target market and a 0.2% market share of the total market opportunity

	Market Size (in millions)	2013 Quest Revenue (in millions)	Market Share
Top 50 grocery store chains[2]	$ 668	$ 80.4	12.0%
Top 100 dealership/fleet[4,5]	495	51.5	10.4%
Top Manufacturing[3]	1,205	2.4	0.2%
Top Restaurants[6]	288	-	0.0%
Top 100 Office Building Property Management	43	0.9	2.1%
Other		1.2	
Total at top 100	$ 2,699	$ 136.4	5.1%
Total market size[1]	$ 55,000	$ 136.4	0.2%

[1]Waste Business Journal, 2012 • [2]supermarketnews.com • [3]infosource • [4]automotive-fleet.com • [5]ward auto mega dealers • [6]foodservicedatabase.com

©2015 Quest Resource Holding Corporation.

STEADY GROWTH

QUEST RESOURCE HOLDING CORPORATION

Quest increased both client locations and revenue in 2014.
Quest grew solid waste management revenue by 2.9X in 9 months.

	2014 (Q1-Q3)		2013	
Recycled Waste Stream Classification	# of Locations[1] 9/30/2014	Nine Months Revenue (in millions)	# of Locations[1] 12/31/2014	Twelve Months Revenue (in millions)
Automotive Waste Streams	8,695	$39,666	6,832	$ 51,568
Food Waste Streams	9,508	63,381	9,125	75,176
Solid Waste & Single Stream	4,490	23,676	1,628	8,058
Other		932		1,559
TOTAL	22,693	$127,655	17,585	$136,361

[1] The number of locations represents the number of clients sites for that type of recycled waste stream. A client site is counted in each classification that services are provided.

©2015 Quest Resource Holding Corporation.

SCALABLE TECHNOLOGY PLATFORM ENABLES MODEL

- Flexible information technology infrastructure allows Quest to provide innovative and effective communication, information and logistics solutions
- Scalable IT platform as clients continue to outsource their waste solutions

Quest Management Professionals

- Client & Service Provider
- Communications
- Data & information
- Contract administration
- Financial

Clients

- Request services
- View program KPIs
- View audit results
- View invoices & service data
- Real time chat
- Online training

Q-link

Service Providers

- View/accept services
- Upload activity reports & service tickets
- Upload invoices
- Bids, contracts & documents
- Performance scorecard
- Online training

©2015 Quest Resource Holding Corporation.

KEY MATERIAL MANAGED IN 2013

QUEST RESOURCE HOLDING CORPORATION

Used Motor Oil
20M gallons

Trash
118M pounds

Organics
848M pounds

Used Oil Filters
13.7M pounds

Meat & Seafood
181M pounds

Used Cooking Oil
8.3M gallons

Used Tires
15M tires

Cardboard
11M pounds

TOTAL MANAGED
1.76 BILLION POUNDS

©2015 Quest Resource Holding Corporation.

EARTH911, INC. OVERVIEW

QUEST RESOURCE HOLDING CORPORATION

Earth911, Inc. is positioned as the trusted source for green living



KEY OFFERINGS:

- The consumer lifestyle website Earth911.com, focuses on:
  - Low waste living
  - Do-it-Yourself projects
  - Actionable (non-activist) environmental ideas
- The largest, most accurate proper disposal directory in the U.S.
  - 360 searchable materials
  - 1.6 million recycling opportunities
  - Syndicated via Earth911.com, 1-800-CLEANUP, iRecycle and through partner websites as Data as a Service
  - Recycling mobile search application
- Additional strategies to monitize the asset

©2015 Quest Resource Holding Corporation.

EARTH911.COM PLATFORM FOR GROWTH



- The managed size for environmenatlly sustainable products is estimated to be over $290B*
- Earth911 currently has an audience of over 7.9M visitors who share a passion for sustainability
- Earth911 intends on capturing a portion of this opportunity by launching an online marketplace that gives consumers the ability to make environmentally responsible purchases
  - Broad selection of eco-friendly products with approximately
    - 170 Suppliers
    - 6,500 SKUs
  - Gives consumers a place to buy sustainable products for everyday life - from cosmetics to apparel to home furnishings & everything in between

*Source: LOHAS market size and MMI –LOHAS segmentation

©2015 Quest Resource Holding Corporation.

REVENUE SOURCES

QUEST IS TARGETING $500 MILLION

CONTRACTS

- Evergreen or multi-year
- 99% customer retention

SOURCES

- Recycling and waste management
  - Fees for hauling, disposal and related services
  - Fees for professional and administrative services
  - Commodity sales and rebates from waste with monetized value
  - Some contracts have a shared savings component
- Sustainability, LEED and Energy Efficiency consulting
  - Audits, analysis, planning and project management
- Operational Product Sales
  - New or recycled materials, tanks, containers, and fleet maintenance products

QUEST RMG GROWTH
2008-2013 Total Revenues
(in millions)


2008
$27.13
2009
$39.44
2010
$87.92
2011
$121.89
2012
$130.62
2013
$135.21

©2015 Quest Resource Holding Corporation.

GROWTH STRATEGY

QUEST RESOURCE HOLDING CORPORATION

GROWTH TARGET - $500M REVENUE

ORGANIC GROWTH

- Continually add new customers
- Customers increase locations
- Expand services to customer base
- Cross-sell opportunities through our customer base
- Expand sales force - expand geographically
- Increase profitability through adding higher margin customers

TUCK-IN ACQUISITIONS

- Increase revenue & maximize speed to market by acquiring companies with proven expertise & a robust customer base
- Leverage Quest's public equity to attract targets
- Provide solid platform of network, people, process & technology to scale acquired businesses
- Accelerate growth in customer contracts acquired by leveraging the "Quest system"

©2015 Quest Resource Holding Corporation.

CONCLUSION

QUEST RESOURCE HOLDING CORPORATION

Quest Resource Holding Corporation

- Recurring revenue from multi-year contracts, scalability allows for rapid growth (grew revenue run rate to $185mm over the past seven years)
- Asset-light business model requires minimal capital investment, with margin improvement potential through scale & optimization of platform
- One-stop shop recycling solution maximizes the value of recyclables, lowers costs, & reduces liability risk for our clients
- Manage integrated recycling solutions for some of the largest companies in the world at over 20,000 client locations every month - leverage a national footprint & sizable commodity streams
- Mega trends toward corporate responsibility & sustainability supports business & is complemented by owned social network & marketplace - Earth911.com

©2015 Quest Resource Holding Corporation.

QUEST RESOURCE HOLDING CORPORATION

APPENDIX

©2015 Quest Resource Holding Corporation.

TARGET SEGMENTS

Business Segment	Motor Oil	Scrap Tires	Used Cooking Oil (UCO)	Meat	Food Waste	E-waste	Cardboard, Plastics, Glass	Solid Waste	Hazardous Waste	Sustainablility Planning	LEED or Green Globe
Fleet	✓	✓				✓	✓	✓	✓	✓	✓
Dealership	✓	✓				✓	✓	✓	✓	✓	✓
Automotive After Market	✓	✓					✓	✓	✓	✓	✓
Big Box Retailer	✓	✓	✓	✓	✓		✓	✓	✓	✓	✓
Grocery Store	✓	✓	✓	✓	✓		✓	✓	✓	✓	✓
Industrial						✓	✓	✓	✓	✓	✓
Hospitality			✓	✓	✓		✓	✓		✓	✓
Office Building/ Multi-family Apts						✓	✓	✓		✓	✓

✓ Opportunity

©2015 Quest Resource Holding Corporation.

BIOS

Brian S. Dick has served as President, Chief Executive Officer, and director of our company since July 2013. Mr. Dick took Quest from a startup company in 2007 to a growing, vibrant enterprise with over $185 million in run rate revenue in seven years. Mr. Dick was a Ernst & Young Entrepreneur of the year finalist in 2013. The company was named one of the fastest growing companies by Inc. 5000 twice in a row, ranked 6th in the DFW area for fastest growing businesses by SMU, and received the coveted AT&T's Sustainability Supplier award. Mr. Dick served as Vice President - Southeast Region of Atlantic Industrial Services, Inc., an industrial waste management and environmental contracting services company, from September 2001 to March 2007. From March 1998 to September 2001, Mr. Dick served as Regional Health and Safety Manager of Safety-Kleen Systems, Inc., an environmental services company.

Laurie L. Latham has served as a Senior Vice President and Chief Financial Officer of our company since January 2013. Ms. Latham is a senior executive with the ability to effectively operate and collaborate in an entrepreneurial environment, to translate complex ideas to simple terms for operational and informational purposes, and to apply strong interpersonal and negotiating skills in developing customer and business relationships. Ms. Latham was named 2014 CFO of the year by the Dallas Business Journal. Her operational and financial experience spans public and private entities including over 20 years within technology driven businesses. In addition, Ms. Latham has been in public practice with national and regional accounting firms, including KPMG Peat Marwick, and her earlier career experience included roles within the oil and gas, real estate, and agricultural industries. Ms. Latham is a Certified Public Accountant.

©2015 Quest Resource Holding Corporation.

QUEST RESOURCE HOLDING CORPORATION

Quest Resource Holding Corporation
6175 Main Street, Suite 420
Frisco, Texas 75034
877.321.1811 – Main
www.qrhc.com
www.questrmg.com
www.earth911.com

Brian Dick
Chief Executive Officer
BrianD@QuestRMG.com

Laurie Latham
Chief Financial Officer
LaurieL@QuestRMG.com

©2015 Quest Resource Holding Corporation.